UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  January 13, 2016

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 —  Regulation FD

Item 7.01  Regulation FD Disclosure

On January 13, 2016, our wholly owned subsidiary Oklahoma Energy Acquisitions, LP (“Oklahoma Energy”) entered into a Joint Development Agreement (the “Joint Development Agreement”) with BCE-STACK Development LLC (the “BCE”), a wholly owned subsidiary of Bayou City Energy Management, LLC, to fund drilling operations in Kingfisher County, Oklahoma. The drilling program initially calls for the development of forty identified well locations, which will be developed in two tranches of twenty wells each. The parties may also mutually agree to additional tranches on the same terms as the initial tranches. We expect this transaction will enable us to reduce the risk of the development of our Kingfisher acreage, enhance our liquidity,  permit us to add proved reserves and allow us to retain more acreage by production.

Under the Joint Development Agreement, BCE has committed to fund 100% of Oklahoma Energy’s working interest share of drilling and development costs for each well in which BCE elects to participate (each, a “Joint Well”), provided that to the extent that the total cost of drilling the wells in any tranche exceeds $64 million, Oklahoma Energy will be responsible for its and BCE’s working interest share of the drilling costs exceeding such limit.    We do not anticipate any such costs to be material. In exchange for the payment of drilling and completion costs, BCE will receive 80% of Oklahoma Energy’s working interest (the “BCE Interest”) in each Joint Well,  which interest will be reduced to 20% of Oklahoma Energy’s initial working interest upon BCE’s achieving a 15% internal rate of return in a tranche, and further reduced to 7.5% of Oklahoma Energy’s initial interest upon BCE’s achieving a 25% internal rate of return. Upon the achievement of these return thresholds, the interest BCE relinquishes will be automatically assigned back to Oklahoma Energy. Following the completion of each Joint Well, BCE and Oklahoma Energy shall bear their proportionate working interest share of all subsequent costs and expenses related to such Joint Well.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, including with respect to certain plans and objectives of Alta Mesa Holdings, LP (the “Company”),  the anticipated results and benefits of the Joint Development Agreement, the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this document, the words “could”, “should”, “will”, “play”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements may include statements about the Company’s: expectations under the Joint Development Agreement; business strategy; reserves; financial strategy, liquidity and capital required for our development program; realized oil and natural gas prices; timing and amount of future production of oil and natural gas; hedging strategy and results; future drilling plans; competition and government regulations; marketing of oil and natural gas; leasehold or business acquisitions; timing of payments; costs of developing our properties; general economic conditions; credit markets; liquidity and access to capital; uncertainty regarding our future operating results; and plans, objectives, expectations and intentions contained in this document that are not historical. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development and production of oil and natural gas. These risks include, but are not limited to, the risk that we may not receive all or any of the anticipated benefits under the Joint Development Agreement, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and other risks. Should one or more of the risks or uncertainties described in this document occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company may issue. For a further list and description of such risks and uncertainties, see the Company’s periodic reports filed with the U.S. Securities and Exchange Commission. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.altamesa.net or on request from the Company. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

January 19, 2016	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP